MERIDIAN FUND
                                                 January 22, 1998

To Our Shareholders:

The Meridian Fund's net asset value per share at December 31, 1997 was $30.73. This represents an increase of 19.23% for the calendar year. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 575.83% and 15.31%, respectively. The Fund's assets at the close of the quarter were invested 12.3% in cash and cash equivalents and 87.7% in stocks. Total net assets were $332,615,497 and there were 10,899 shareholders.

The S&P 500 gained 31 percent in 1997, as the market posted its third consecutive outstanding year. The three main forces behind the rise, in our opinion, were solid corporate profits, lower interest rates and a strong dollar. Big companies dominated the market. The Russell 2000 advanced only 20.5 percent. Small company stocks have trailed large caps for three straight years. The S&P 500 and the Russell 2000 closed the year 1.4 percent and 6.1 percent off their all time highs respectively. Financial stocks, airlines, trucking and oil service companies were among the best performing groups. The worst performing groups included precious and nonferrous metals, footwear, casinos and health care.

The Dow Jones Bond Index began the year at 103.78 and closed the year at 105.05, a gain of 1.2 percent. The yield on the thirty-year government bond declined from 6.64 percent to 5.92 during 1997.

The economic focus is on the difficulties in Asia and the possible consequences for the U.S. economy. At this point, our view is that the damage to the U.S. economy will be limited. It will mean somewhat slower growth in the U.S., lower interest rates and inflation, and a stronger dollar. Companies exporting into Asian markets or competing with Asian companies will find the going more difficult. Companies manufacturing in Asia or purchasing goods from Asian companies will benefit. The U.S. economy is in good shape as we begin 1998. Our forecast is for moderate growth with stable levels of interest rates and inflation. However, it will be difficult to raise prices at a time when most companies are experiencing wage pressure from a tightening labor market. The result will be slower profit growth.

The tremendous surge in stock prices during the past three years has resulted in high valuations. The price earnings ratio, price to book value and the dividend yield on the S&P 500 are all at the high end of their historical range. This, of course, means additional risk. Corporate profits, as stated above, could be under some pressure this year. We expect the major market indices to post more modest increases in 1998, unless interest rates experience another significant decline.

The shares of smaller companies, as stated above, have underperformed their larger counterparts during the past three years. Valuations in this sector are more compelling and growth rates should prove superior going forward. We believe that this combination will lead to positive relative performance for this area of the market sooner or later, hopefully sooner. We have approximately 20 percent of our portfolio in cash entering the new year. We continue to research and evaluate a large number of companies in the small-cap group, making purchases when, in our opinion, the fundamental prospects are good and the valuations are attractive.

We purchased shares in American Business Information, Inc., American Management Systems, Inc., Assisted Living Concepts, Inc., Graham-Field Health Products, Inc., Meadowcraft, Inc., PharMerica, Inc., Startec Global Communications Corp., Suburban Lodges of America, Inc., and West Marine, Inc., during the quarter. Sales included AirTouch Communications, Inc., Circuit City Stores Inc. - CarMax Group, Oasis Residential, Inc., Value City Department Stores, Inc. and Xilinx, Inc.

Graham-Field is a leading manufacturer and distributor of medical products into the home health care and medical/surgical markets. The company's broad product line and cost-effective distribution programs reduce overall product costs for health care providers and expedite the delivery of medical equipment and supplies. The company distributes 30,000 products and manufactures more than half of the products it sells, including wheelchairs, home care beds, blood pressure monitors and thermometry systems. Management has considerable experience in the manufacturing and distribution of medical products and has demonstrated an ability to profit from industry consolidation. Internal growth should continue to exceed 20 percent. The shares sell at approximately 19 times estimated earnings and represent an excellent opportunity to participate in a rapidly growing sector of health care.

We wish everyone a happy and prosperous New Year.

                                   Sincerely,

                                   /s/ Richard F. Aster, Jr.
                                   Richard F. Aster, Jr.

                                   President

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------
     COMMON STOCK - 87.7%
       BANKING AND FINANCE - 2.2%
          Pacific Century Financial Corp.*.....................  290,000       $7,177,500
       CELLULAR COMMUNICATIONS - 1.8%
          Vanguard Cellular Systems, Inc. - Class A............  470,000        5,992,500
       CONSUMER PRODUCTS - 4.8%
          Circuit City Stores, Inc. - CarMax Group.............  117,100        1,053,900
          Meadowcraft, Inc. ...................................  125,000        1,468,750
          Nu Skin Asia Pacific, Inc. ..........................  265,000        4,836,250
          Perrigo Company......................................  435,000        5,818,125
          The York Group, Inc.*................................  114,700        2,795,813
       CONSUMER SERVICES - 8.0%
          Service Corp. International*.........................  290,000       10,711,875
          Sotheby's Holdings, Inc. - Class A*..................  415,000        7,677,500
          Stewart Enterprises, Inc. - Class A*.................  175,000        8,159,375
       ENERGY - 3.8%
          Lomak Petroleum, Inc.*...............................  367,100        5,965,375
          Marine Drilling Companies, Inc. .....................  330,000        6,847,500
       HEALTH SERVICES - 16.4%
          American HomePatient, Inc. ..........................  152,400        3,581,400
          Assisted Living Concepts, Inc. ......................  182,000        3,594,500
          Beverly Enterprises, Inc.*...........................  540,000        7,020,000
          Graham-Field Health Products, Inc....................  455,000        7,592,812
          Health Management Associates, Inc. - Class A.........  385,000        9,721,250
          Mylan Laboratories Inc.*.............................  425,000        8,898,437
          PharMerica Inc. .....................................  296,400        3,075,150
          Quorum Health Group, Inc. ...........................  430,000       11,233,750
       HOTELS & LODGING - 0.6%
          Suburban Lodges of America, Inc. ....................  145,000        1,930,312
       INDUSTRIAL PRODUCTS - 0.9%
          TETRA Technologies...................................  145,000        3,054,063
       INDUSTRIAL SERVICES - 6.6%
          Expeditors International of Washington, Inc.*........  150,900        5,809,650
          Paychex, Inc.*.......................................  160,000        8,100,000
          U.S.A. Waste Services, Inc...........................  201,025        7,890,231
       REAL ESTATE INVESTMENT TRUSTS - 11.7%
          Arden Realty Group, Inc.*............................  260,000        7,995,000
          Equity Residential Properties Trust*.................  150,000        7,584,375
          Kilroy Realty Corporation*...........................  267,000        7,676,250
          Spieker Properties, Inc.*............................  180,000        7,717,500
          The Town and Country Trust*..........................  445,000        7,870,938

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        3

DECEMBER 31, 1997
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------

     COMMON STOCK (continued)
       RESTAURANTS - 4.3%
          Cracker Barrel Old Country Store, Inc.*..............  240,000       $8,010,000
          Showbiz Pizza Time, Inc. ............................  270,000        6,210,000
       RETAIL - 16.7%
          Bed, Bath and Beyond, Inc. ..........................  215,000        8,277,500
          Family Dollar Stores, Inc.*..........................  442,500       12,970,781
          Heilig-Meyers Company*...............................  354,600        4,255,200
          Kohl's Corporation...................................  155,000       10,559,375
          Mac Frugals Bargains* Closeouts Inc.*................  230,000        9,458,750
          Mazel Stores, Inc. ..................................  150,000        2,175,000
          West Marine, Inc. ...................................  160,000        3,580,000
          Williams-Sonoma, Inc. ...............................  100,000        4,187,500
       TECHNOLOGY - 9.2%
          American Business Information, Inc. - Class A........  220,000        2,310,000
          American Business Information, Inc. - Class B........   41,600          426,400
          American Management Systems Incorporated.............  340,000        6,630,000
          Black Box Corporation................................  192,500        6,809,687
          Molex Inc. - Class A*................................  273,437        7,861,314
          National Data Corp.*.................................  185,000        6,683,125
       TELECOMMUNICATIONS/CABLE EQUIPMENT - 0.7%
          Startec Global Communications Corporation............  105,000        2,349,375
                                                                             ------------
       TOTAL COMMON STOCK
          (Identified cost $217,903,796)................................      291,604,088
       U.S. GOVERNMENT OBLIGATIONS
          (Identified cost $29,642,500) - 9.0%
       U.S. Treasury Bills @ 5.000% due 1/2/98 (par value
          $30,000,000)..................................................       29,995,938
                                                                             ------------
       TOTAL INVESTMENTS (Identified Cost $247,546,296) - 96.7%.........      321,600,026
       CASH AND OTHER ASSETS LESS LIABILITIES - 3.3%....................       11,015,471
                                                                             ------------
       NET ASSETS - 100%................................................     $332,615,497
                                                                             ============
       Shares of capital stock outstanding..............................       10,823,112
                                                                             ============
       Net asset value per share........................................           $30.73
                                                                             ============

*  income producing

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        4

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
================================================================================

     ASSETS
       Investments (Cost $247,546,296)....................................   $321,600,026
       Cash and cash equivalents..........................................     11,168,805
       Receivables for:
          Dividends.......................................................        369,789
          Interest........................................................         34,171
          Sales of capital stock..........................................        482,599
       Prepaid expenses...................................................         10,932
                                                                             ------------
          TOTAL ASSETS....................................................    333,666,322
                                                                             ------------

     LIABILITIES
       Payables for:
          Distributions...................................................        682,599
          Capital stock repurchased.......................................         75,814
       Accrued expenses...................................................        292,412
                                                                             ------------
          TOTAL LIABILITIES...............................................      1,050,825
                                                                             ------------
     NET ASSETS...........................................................   $332,615,497
                                                                             ============
     Shares of capital stock outstanding, par value $.01 (25,000,000
       shares authorized).................................................     10,823,112
                                                                             ============
     Net asset value per share (offering and redemption price)............         $30.73
                                                                             ============
     Net assets consist of:
       Paid in capital....................................................   $249,557,794
       Accumulated net realized gain......................................      9,233,100
       Net unrealized appreciation on investments.........................     73,700,293
       Undistributed net investment income................................        124,310
                                                                             ------------
                                                                             $332,615,497
                                                                             ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        5

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1997
================================================================================

     INVESTMENT INCOME
       Dividends............................................   $1,784,655
       Interest.............................................    1,441,202
                                                              -----------
            Total investment income.........................                   $3,225,857
     EXPENSES
       Investment advisory fees.............................    1,406,786
       Transfer agent fees..................................      151,800
       Pricing fees.........................................       35,328
       Reports to shareholders..............................       35,841
       Custodian fees.......................................       32,200
       Registration and filing fees.........................       14,100
       Miscellaneous expenses...............................       16,445
       Professional fees....................................       16,560
       Directors' fees and expenses.........................        2,852
                                                              -----------
            Total expenses..................................                    1,711,912
                                                                              -----------
       Net investment income................................                    1,513,945
                                                                              -----------
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments.....................   21,982,461
       Net increase in unrealized appreciation on
          investments.......................................    4,152,119
                                                              -----------
       Net realized and unrealized gains on investments.....                   26,134,580
                                                                              -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................     $27,648,525
                                                                              ===========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        6

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                              Period Ended       Year Ended
                                                           December 31, 1997    June 30, 1997
                                                           ------------------   -------------
     OPERATIONS
     Net investment income..............................         1,513,945         $4,553,229
     Net realized gain on investments...................        21,982,461         45,875,644
     Net increase (decrease) in unrealized appreciation
       of investments...................................         4,152,119         (3,443,339)
                                                              ------------       ------------
       Net increase from operations.....................        27,648,525         46,985,534
                                                              ------------       ------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income...............        (3,292,051)        (4,397,755)
     Distributions from net realized capital gains......       (49,775,166)       (33,151,636)
                                                              ------------       ------------
       Total distributions..............................       (53,067,217)       (37,549,391)
                                                              ------------       ------------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock........................        14,281,901         52,295,893
     Reinvestment of distributions......................        50,420,541         35,325,932
     Less: redemptions..................................       (59,697,226)      (128,116,015)
                                                              ------------       ------------
       Increase (decrease) resulting from capital share
          transactions..................................         5,005,216        (40,494,190)
                                                              ------------       ------------
     Total decrease in net assets.......................       (20,413,476)       (31,058,047)
     NET ASSETS
     Beginning of the period............................       353,028,973        384,087,020
                                                              ------------       ------------
     End of the period (includes undistributed net
       investment income of $124,310 and $1,902,416,
       respectively)....................................      $332,615,497       $353,028,973
                                                              ============       ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        7

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================

                For the
               six months
                 ended                                           For the year ended June 30,
              December 31,   ----------------------------------------------------------------------------------------------------
                  1997         1997       1996       1995       1994      1993      1992      1991      1990      1989     1988
              ------------   --------   --------   --------   --------   -------   -------   -------   -------   ------   -------
Net Asset
Value - Beginning
 of Period....     $33.20      $32.21     $27.29     $24.27     $23.87    $18.97    $17.24    $17.71    $15.93   $13.65    $15.29
                --------     --------   --------   --------   --------   -------   -------   -------   -------   ------   -------
Income from
Investment
--------------
 Operations
 --------
Net Investment
 Income
 (loss).......       0.17         .40        .30        .27        .09      (.01)      .07       .20       .06      .41      (.11)
Net Gains
 (Losses) on
 Securities
 (both
 realized and
unrealized)...       2.49        3.71       5.47       3.63        .76      5.51      3.45       .49      2.84     1.87      (.29)
                --------     --------   --------   --------   --------   -------   -------   -------   -------   ------   -------
Total From
 Investment
 Operations...       2.66        4.11       5.77       3.90        .85      5.50      3.52       .69      2.90     2.28      (.40)
                --------     --------   --------   --------   --------   -------   -------   -------   -------   ------   -------
Less Dividends
and
Distributions
--------------
Dividends from
 net
 investment
 income.......      (0.32)      (0.36)      (.31)      (.18)      (.02)     (.04)     (.09)     (.12)     (.48)     .00      (.02)
Distributions
 from net
 realized
 capital
 gains........      (4.81)      (2.76)      (.54)      (.70)      (.43)     (.56)    (1.70)    (1.04)     (.64)     .00     (1.22)
                --------     --------   --------   --------   --------   -------   -------   -------   -------   ------   -------
Total
 Dividends and
 Distributions...      (5.13)    (3.12)     (.85)      (.88)      (.45)     (.60)    (1.79)    (1.16)    (1.12)     .00     (1.24)
                --------     --------   --------   --------   --------   -------   -------   -------   -------   ------   -------
Net Asset
 Value - End
 of Period....     $30.73      $33.20     $32.21     $27.29     $24.27    $23.87    $18.97    $17.24    $17.71   $15.93    $13.65
                ========     ========   ========   ========   ========   =======   =======   =======   =======   ======   =======
Total
 Return.......      8.03%      13.92%     21.40%     16.44%      3.48%    29.50%    21.00%     5.62%    19.71%   16.70%*   (2.99%)*
                ========     ========   ========   ========   ========   =======   =======   =======   =======   ======   =======
Ratios/Supplemental
Data
--------------
Net Assets,
 End of Period
 (in
 thousands)...   $332,615    $353,029   $384,087   $328,153   $199,191   $78,581   $18,363   $12,350   $11,058   $9,598   $10,706
Ratio of
 Expenses to
 Average Net
 Assets.......      0.95%**     0.96%      0.96%      1.06%      1.22%     1.47%     1.75%     1.68%     2.08%    2.01%+    1.85%+
Ratio of Net
 Investment
 Income (Loss)
 to Average
 Net Assets...      0.84%**     1.23%      0.99%      1.18%       .38%     (.01%)     .24%      .98%      .14%    2.83%+    (.59%)+
Portfolio
 Turnover
 Rate.........        58%**       37%        34%        29%        43%       61%       61%       85%       66%      62%       58%
Average
 Commission
 Paid per
 Share........    $0.0596++   $0.0595++   $0.0588++        --       --        --        --        --        --       --        --

 * The total returns would have been lower had certain expenses not been reduced during the periods shown.

 + Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended June 30, 1988 and 1989 would have been 1.86% and 2.19%, respectively, and the ratio of net investment income (loss) to average net assets would have been (.60%) and 2.63%, respectively.

++ A fund is required to disclose its average commission rate per share for security trades on which commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns, or spreads on shares traded on a principle basis, if any. This disclosure is required by the SEC and was effective beginning in 1996.

** Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $247,546,296, the aggregate gross unrealized appreciation is $89,797,316 and the aggregate gross unrealized depreciation is $16,097,023 resulting in net unrealized appreciation of $73,700,293.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

    e.  EXPENSES: Expenses arising in connection with the BuNd are cHovgud
        d)rectly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

    g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax"

FOR THE PERIOD ENDED DECEMBER 31, 1997
================================================================================

        differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal taxbasis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1997 through October 31, 1998. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

  The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 31, 1997 and June 30, 1997, were as follows:

                                                      December         June
                                                        1997           1997
                                                     ----------     ----------
        Shares sold                                     432,496      1,670,786
        Shares issued on reinvestment of
          distributions                               1,590,869      1,166,006
                                                     -----------    -----------
                                                      2,023,365      2,836,792
        Shares redeemed                              (1,834,291)    (4,126,984)
                                                     -----------    -----------
        Net decrease                                    189,074     (1,290,192)
                                                     ===========    ===========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 1997 was $2,000.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding shortterm obligations, for the period ended December 31, 1997 were $85,370,067 and $131,758,595, respectively.

                     [This page intentionally left blank.]

                                                     MERIDIAN FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                               FPS SERVICES, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                              MORRISON & FOERSTER
                                Washington D.C.
                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                               SEMI ANNUAL REPORT

                       [MERIDIAN FUND INCORPORATED LOGO]
                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 1997

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